EXHIBIT - 23.0


           Consent of Independent Accountants
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We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 33-51454) of Mattel,
Inc. of our report dated June 21, 1996, appearing on page 1 of this Form 11-K.



/s/ Price Waterhouse LLP
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June 28, 1996
Los Angeles, California